Exhibit 99.1

For Immediate Release:

CONTACT:    Investor Relations
                       Lori Mayer, Genesis HealthCare
                       610-925-2000

GENESIS HEALTHCARE ENTERS INTO PARTNERSHIP TO BUY BACK REAL ESTATE HISTORICALLY LEASED FROM WELLTOWER INC.

Enters into new lease agreement with purchase option for 15 facilities;
7 facilities divested.

Kennett Square, Pa. – February 4, 2019 – Genesis HealthCare (Genesis or the Company), one of the nation’s largest providers of post-acute care services, today announced that it has entered into a real estate partnership (Partnership) with Next Healthcare Capital (Next) involving 15 skilled nursing facilities  previously leased from Welltower Inc. (Welltower).  Seven additional facilities historically leased from Welltower were sold to a third party. Genesis will no longer operate the seven facilities after the sale.

On January 31, 2019, Welltower sold the real estate of 15 facilities to the new Partnership, of which Genesis acquired a 46% ownership interest.  Genesis also acquired a fixed price purchase option to acquire the real estate beginning in 2026 at a 10% premium above the original acquisition cost. Genesis will continue to operate these facilities pursuant to a new lease with the Partnership.   The remaining interest is held by Next, a privately owned healthcare real estate investment firm.  The 15 facilities had been included in the Company’s master lease with Welltower and were subject to 2.0% annual rent escalators. Under the new lease, there are no rent escalators for the first five years.

The seven facilities that Genesis will no longer operate had aggregate annual revenue of approximately $73 million.  As a result of the transaction, Genesis estimates its annual EBITDAR will decline $2.5 million and annual cash lease obligations will be reduced approximately $3.2 million. In year one, the transaction is accretive to EBITDA by $0.7 million.

“I am excited about these win-win transactions for all parties involved,” noted George V. Hager, Jr., Chief Executive Officer of Genesis.  “This is a great example of the creative things we can accomplish with our partners.  For Genesis, the transaction is accretive to earnings and provides us with the opportunity to participate in any upside accretion in the value of the real estate with a mechanism to purchase the real estate in the future.”

About Genesis Healthcare, Inc.

Genesis Healthcare, Inc. (NYSE: GEN) is a holding company with subsidiaries that, on a combined basis, comprise one of the nation's largest post-acute care providers with more than 400 skilled nursing facilities and assisted/senior living communities in 29 states nationwide. Genesis subsidiaries also supply rehabilitation and respiratory therapy to approximately 1,500 healthcare providers in 46 states, the District of Columbia and China.  References made in this release to "Genesis," "the Company," "we," "us" and "our" refer to Genesis Healthcare, Inc. and each of its wholly-owned companies. Visit our website at www.genesishcc.com.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” “plans,” or “prospect,” or the negative or other variations thereof or comparable terminology. They include, but are not limited to, statements about Genesis’ expectations and beliefs regarding its future financial performance, anticipated cost management, anticipated business development, anticipated financing activities and anticipated demographic and supply-demand trends facing the industry. These forward-looking statements are based on current expectations and projections about future events, including the assumptions stated in this release, and there can be no assurance that they will be achieved or occur, in whole or in part, in the timeframes anticipated by the Company or at all. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Genesis may differ materially from that expressed or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, the following:

• reductions and/or delays in Medicare or Medicaid reimbursement rates, or changes in the rules governing the Medicare or Medicaid programs could have a material adverse effect on our revenues, financial condition and results of operations;

• reforms to the U.S. healthcare system that have imposed new requirements on us and uncertainties regarding potential material changes to such reforms;

• revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction;

• our success being dependent upon retaining key executives and personnel;

• it can be difficult to attract and retain qualified nurses, therapists, healthcare professionals and other key personnel, which, along with a growing number of minimum wage and compensation related regulations, can increase our costs related to these employees;

• recently enacted changes in Medicare reimbursements for physician and non-physician services could impact reimbursement for medical professionals;

• we are subject to extensive and complex laws and government regulations. If we are not operating in compliance with these laws and regulations or if these laws and regulations change, we could be required to make significant expenditures or change our operations in order to bring our facilities and operations into compliance;

• our physician services operations are subject to corporate practice of medicine laws and regulations. Our failure to comply with these laws and regulations could have a material adverse effect on our business and operations;

• we face inspections, reviews, audits and investigations under federal and state government programs, such as the Department of Justice. These investigations and audits could result in adverse findings that may negatively affect our business, including our results of operations, liquidity, financial condition, and reputation;

• significant legal actions, which are commonplace in our industry, could subject us to increased operating costs, which could materially and adversely affect our results of operations, liquidity, financial condition, and reputation;

• insurance coverages, including professional liability coverage, may become increasingly expensive and difficult to obtain for health care companies, and our self-insurance may expose us to significant losses;

• failure to maintain effective internal control over financial reporting could have an adverse effect on our ability to report on our financial results on a timely and accurate basis;

• we may be unable to reduce costs to offset decreases in our patient census levels or other expenses timely and completely;

• completed and future acquisitions may consume significant resources, may be unsuccessful and could expose us to unforeseen liabilities and integration risks;

• we lease a significant number of our facilities and may experience risks relating to lease termination, lease expense escalators, lease extensions, special charges and leases that are not economically efficient in the current business environment;

• our substantial indebtedness, scheduled maturities and disruptions in the financial markets could affect our ability to obtain financing or to extend or refinance debt as it matures, which could negatively impact our results of operations, liquidity, financial condition and the market price of our common stock;

• exposure to the credit and non-payment risk of our contracted customer relationships, including as a result from bankruptcy, receivership, liquidation, reorganization or insolvency, especially during times of systemic industry pressures, economic conditions, regulatory uncertainty and tight credit markets, which could result in material losses; and

• some of our directors are significant stockholders or representatives of significant stockholders, which may present issues regarding diversion of corporate opportunities and other potential conflicts.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the U.S. Securities and Exchange Commission, discuss the foregoing risks as well as other important risks and uncertainties of which investors should be aware. Any forward-looking statements contained herein are made only as of the date of this release. Genesis disclaims any obligation to update its forward-looking statements or any of the information contained in this release. Investors are cautioned not to place undue reliance on these forward-looking statements.

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